UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-00126

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2005

Date of reporting period:    October 31, 2005


ITEM 1.   REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Growth & Income Fund


Annual Report

October 31, 2005



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.




December 16, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Growth & Income Fund (the "Fund") for the annual reporting period ended October 31, 2005.

Investment Objective and Policies

The objective of this open-ended fund is capital appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund may also invest in fixed-income and convertible securities.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended October 31, 2005. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Large-Cap Value Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund underperformed its benchmark and Lipper Average during both the six- and 12-month periods ended October 31, 2005. Stock selection has been the primary culprit, as sector selection has been a relatively benign factor in recent relative performance results. The Fund's Relative Value Investment Team (the "Team") believes that weak stock selection has been primarily influenced by the large company and high quality bias of the Fund's relative value investment process. Over the last couple of years, smaller and more volatile businesses have been some of the market's best performers. However, it is precisely these types of companies that the Team is typically reluctant to invest in because they do not closely match the Fund's investment objectives.

Stock returns, particularly large company stock returns, have been somewhat subdued relative to their long-term history over the past couple of years. This was again true during both the six- and 12-month periods ended October 31, 2005. As the relative value investment process that underpins the management of Fund assets responds to the underperformance of good company stocks as a contrary investment opportunity signal, the Fund has progressively become more exposed to the success, or failure, of big company stock results. Over the last five-plus years, big company stocks (both growth and value stocks) have severely underperformed their mid- and small-sized peers. In the Team's opinion, this has created a wonderful buying opportunity in big company stocks. As a result, the Fund is populated with a higher-than-historical average concentration of big company stocks. The Team believes that many of the Fund's investments are in some of the highest quality global franchise companies, many of which are trading at historically low relative valuations. Recently, the Fund's exposure to this opportunity has hurt performance. For example, for the 12-month period ended September 30, 2005, the average stock in the Russell 1000 Value Index appreciated 17.4% while the


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 1


average stock with a market valuation of greater than $50 billion appreciated 9.6%. The Fund has more than 52% of its assets invested in companies with market valuations in excess of $50 billion. This has been the primary source of the Fund's recent relative performance difficulty. As the corporate profit cycle matures, the Team expects big company stock performance to improve.

Market Review and Investment Strategy

The Fund's pronounced tilt to mega-capitalization stocks developed over the past two years because in a market with unusually tight valuation spreads between individual securities, one of the few exploitable valuation opportunities appears to be in high quality, mega-cap stocks. Although the Fund's relative value style tends to lead to an emphasis on such stocks, the tilt always reflects market opportunity. Earlier in the value rally that began with the bursting of the technology and telecommunication bubble in early 2000--and the small-capitalization rally that began slightly earlier--the Team emphasized more smaller-capitalization and lower-quality stocks than usual because extreme market distortions had made such stocks very attractively valued.

The value rally corrected those extreme market distortions, and then created a new one: valuation spreads between the cheapest and most expensive stocks went from being extremely wide to extremely narrow within the large-cap market overall and within the benchmark. Furthermore, the valuation premium usually accorded to large-capitalization stocks narrowed.

The ascendancy of small-capitalization and deep value stocks that created this convergence in valuations is probably the result of a shift in investor confidence. During the technology bubble, investors were overconfident about the pace and direction of technological change and the ability of firms to profit from that change. As their overconfidence shattered, investors' appetites shifted to more mundane sectors and firms, such as industrial resources, consumer cyclicals, regional banks, utilities, real estate and capital goods.


2 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. For the six- and 12-month periods ended October 31, 2005, the Lipper Large-Cap Value Funds Average consisted of 467 and 443 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund's assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK
PERIODS ENDED OCTOBER 31, 2005
                                                             Returns
                                                      ----------------------
                                                      6 Months     12 Months
                                                      --------     ---------
  AllianceBernstein Growth & Income Fund
     Class A                                            3.61%        7.77%
     Class B                                            3.11%        6.96%
     Class C                                            3.10%        6.94%
     Advisor Class                                      3.88%        8.15%
     Class R**                                          3.33%        7.36%
     Class K**                                          3.60%       -1.02%*
     Class I**                                          3.60%       -0.97%*

  Russell 1000 Value Index                              4.82%       11.86%

  Lipper Large-Cap Value Funds Average                  4.85%        9.75%


*    Since Inception. (See inception dates below.)

**   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R shares is 11/3/03; the inception date for Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
10/31/95 TO 10/31/05

AllianceBernstein Growth & Income Fund Class A: $26,524
Russell 1000 Value Index: $29,285

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                               Growth & Income Fund          Russell 1000
                                      Class A                Value Index
-------------------------------------------------------------------------------
10/31/95                              $ 9,575                  $10,000
10/31/96                              $11,635                  $12,374
10/31/97                              $15,507                  $16,481
10/31/98                              $17,788                  $18,925
10/31/99                              $21,430                  $22,053
10/31/00                              $25,024                  $23,271
10/31/01                              $22,650                  $20,511
10/31/02                              $17,918                  $18,456
10/31/03                              $22,020                  $22,676
10/31/04                              $24,611                  $26,180
10/31/05                              $26,524                  $29,285


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Fund Class A shares (from 10/31/95 to 10/31/05) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2005

                                     NAV Returns              SEC Returns
Class A Shares
1 Year                                   7.77%                    3.31%
5 Years                                  1.17%                    0.30%
10 Years                                10.73%                   10.25%

Class B Shares
1 Year                                   6.96%                    2.96%
5 Years                                  0.35%                    0.35%
10 Years(a)                             10.11%                   10.11%

Class C Shares
1 Year                                   6.94%                    5.94%
5 Years                                  0.40%                    0.40%
10 Years                                 9.88%                    9.88%

Advisor Class Shares
1 Year                                   8.15%
5 Years                                  1.45%
Since Inception*                         9.92%

Class R Shares#
1 Year                                   7.36%
Since Inception*                         9.10%

Class K Shares#
Since Inception*                        -1.02%

Class I Shares#
Since Inception*                        -0.97%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

#    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)

AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)

                                                              SEC Returns
Class A Shares
1 Year                                                            5.29%
5 Years                                                           0.90%
10 Years                                                         10.29%

Class B Shares
1 Year                                                            4.77%
5 Years                                                           1.02%
10 Years(a)                                                      10.06%

Class C Shares
1 Year                                                            8.06%
5 Years                                                           1.02%
10 Years                                                          9.88%


See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning                     Ending
                 Account Value                Account Value                  Expenses Paid
                  May 1, 2005                October 31, 2005                During Period*
            -----------------------     ---------------------------      -----------------------
             Actual    Hypothetical       Actual     Hypothetical**       Actual    Hypothetical
            --------   ------------     ----------   --------------      --------   ------------
Class A      $ 1,000     $ 1,000        $ 1,036.11     $ 1,019.41         $ 5.90      $ 5.85
Class B      $ 1,000     $ 1,000        $ 1,031.07     $ 1,015.63         $ 9.73      $ 9.65
Class C      $ 1,000     $ 1,000        $ 1,030.99     $ 1,015.73         $ 9.62      $ 9.53
Advisor
  Class      $ 1,000     $ 1,000        $ 1,038.78     $ 1,021.12         $ 4.16      $ 4.13
Class R      $ 1,000     $ 1,000        $ 1,033.33     $ 1,017.69         $ 7.64      $ 7.58
Class K      $ 1,000     $ 1,000        $ 1,036.01     $ 1,019.61         $ 5.70      $ 5.65
Class I      $ 1,000     $ 1,000        $ 1,036.01     $ 1,021.17         $ 4.11      $ 4.08

* Expenses are equal to the classes' annualized expense ratios of 1.15%, 1.90%, 1.88%, 0.81%, 1.49%, 1.11% and 0.80%, respectively, multiplied by the average account value over the period, multiply by the number of days in the period/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 7


PORTFOLIO SUMMARY
October 31, 2005

PORTFOLIO STATISTICS
Net Assets ($mil): $5,344.6


SECTOR BREAKDOWN*
[ ]   26.3%   Finance                            [PIE CHART OMITTED]
[ ]   15.8%   Consumer Services
[ ]   12.3%   Energy
[ ]    8.8%   Capital Goods
[ ]    8.6%   Health Care
[ ]    7.4%   Technology
[ ]    6.2%   Consumer Staples
[ ]    4.7%   Utilities
[ ]    3.3%   Basic Industry
[ ]    3.2%   Transportation
[ ]    0.8%   Consumer Manufacturing

[ ]    2.6%   Short-Term


TEN LARGEST HOLDINGS
October 31, 2005

                                                                    Percent of
Company                                          U.S $ Value        Net Assets
-------------------------------------------------------------------------------
American International Group, Inc.            $  259,200,000           4.9%
Citigroup, Inc.                                  245,202,258           4.6
General Electric Co.                             220,415,000           4.1
Fannie Mae                                       213,840,000           4.0
Microsoft Corp.                                  212,302,560           4.0
J.P. Morgan Chase & Co.                          205,167,212           3.8
Home Depot, Inc.                                 187,815,456           3.5
Air Products & Chemicals, Inc.                   182,732,976           3.4
Time Warner, Inc.                                160,470,000           3.0
WellPoint, Inc.                                  155,648,056           2.9
-------------------------------------------------------------------------------
                                              $2,042,793,518          38.2%


* All data are as of October 31, 2005. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


8 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


PORTFOLIO OF INVESTMENTS
October 31, 2005

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.7%
Finance-26.9%
Banking - Money Center-4.4%
J.P. Morgan Chase & Co.                       5,602,600   $  205,167,212
Wachovia Corp.                                  527,400       26,644,248
                                                          ---------------
                                                             231,811,460

Banking - Regional-2.6%
Bank of America Corp.*                        2,761,600      120,792,384
North Fork Bancorporation, Inc.                 748,800       18,974,592
                                                          ---------------
                                                             139,766,976

Brokerage & Money Management-2.5%
Goldman Sachs Group, Inc.                       343,300       43,382,821
Merrill Lynch & Co., Inc.                       735,000       47,583,900
Morgan Stanley                                  800,000       43,528,000
                                                          ---------------
                                                             134,494,721

Insurance-8.8%
ACE, Ltd. (Bermuda)                           2,450,000      127,645,000
American International Group, Inc.            4,000,000      259,200,000
Axis Capital Holdings, Ltd. (Bermuda)         2,483,100       64,386,783
MetLife, Inc.*                                  363,900       17,980,299
                                                          ---------------
                                                             469,212,082

Mortgage Banking-4.0%
Fannie Mae                                    4,500,000      213,840,000

Miscellaneous-4.6%
Ambac Financial Group, Inc.                      31,500        2,233,035
Citigroup, Inc.                               5,356,100      245,202,258
                                                          ---------------
                                                             247,435,293
                                                          ---------------
                                                           1,436,560,532

Consumer Services-16.2%
Broadcasting & Cable-9.7%
Comcast Corp. Cl.A(a)*                        1,650,000       45,919,500
News Corp. Cl.A                               9,000,000      128,250,000
Time Warner, Inc.                             9,000,000      160,470,000
Viacom, Inc. Cl.B                             4,500,000      139,365,000
Westwood One, Inc.*                           2,400,000       44,400,000
                                                          ---------------
                                                             518,404,500

Entertainment & Leisure-1.2%
Carnival Corp. (Panama)*                      1,235,700       61,377,219
Royal Caribbean Cruises, Ltd.*                   29,000        1,201,760
                                                          ---------------
                                                              62,578,979

Restaurants & Lodging-1.3%
Hilton Hotels Corp.                           1,559,900       30,340,055
McDonald's Corp.                              1,250,000       39,500,000
                                                          ---------------
                                                              69,840,055


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Retail - General Merchandise-4.0%
Home Depot, Inc.                              4,576,400   $  187,815,456
Lowe's Cos., Inc.                               440,000       26,738,800
                                                          ---------------
                                                             214,554,256
                                                          ---------------
                                                             865,377,790

Energy-12.6%
Domestic Producers-1.6%
Apache Corp.                                    196,400       12,536,212
Noble Energy, Inc.                            1,820,400       72,907,020
                                                          ---------------
                                                              85,443,232

International-5.4%
BP Plc (ADR) (United Kingdom)*                  574,000       38,113,600
Chevron Corp.                                 1,723,400       98,354,438
Exxon Mobil Corp.                             2,681,400      150,533,796
                                                          ---------------
                                                             287,001,834

Oil Services-3.8%
Baker Hughes, Inc.                              807,100       44,358,216
Marathon Oil Corp.                              808,700       48,651,392
Nabors Industries, Ltd. (Barbados)(a)         1,131,000       77,620,530
Schlumberger, Ltd. (Netherlands)                342,300       31,070,571
                                                          ---------------
                                                             201,700,709

Miscellaneous-1.8%
ConocoPhillips                                1,481,100       96,834,318
                                                          ---------------
                                                             670,980,093

Capital Goods-9.0%
Electrical Equipment-1.7%
Emerson Electric Co.                          1,261,700       87,751,235

Machinery-0.1%
Ingersoll-Rand Co. Cl.A (Bermuda)               186,000        7,028,940

Miscellaneous-7.2%
General Electric Co.                          6,500,000      220,415,000
Illinois Tool Works, Inc.                       452,054       38,316,097
United Technologies Corp.                     2,472,600      126,794,928
                                                          ---------------
                                                             385,526,025
                                                          ---------------
                                                             480,306,200

Health Care-8.8%
Drugs-2.2%
Eli Lilly & Co.                                 866,100       43,123,119
Forest Laboratories, Inc.(a)*                 1,009,600       38,273,936
Pfizer, Inc.                                  1,750,000       38,045,000
                                                          ---------------
                                                             119,442,055

Medical Products-2.3%
Boston Scientific Corp.(a)                    4,000,000      100,480,000
Zimmer Holdings, Inc.(a)                        346,100       22,070,797
                                                          ---------------
                                                             122,550,797


10 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-4.3%
Health Management Associates, Inc. Cl.A       3,332,400   $   71,346,684
WellPoint, Inc.(a)                            2,084,200      155,648,056
                                                          ---------------
                                                             226,994,740
                                                          ---------------
                                                             468,987,592

Technology-7.6%
Communication Equipment-0.7%
Juniper Networks, Inc.(a)                     1,061,900       24,774,127
QUALCOMM, Inc.                                  379,300       15,080,968
                                                          ---------------
                                                              39,855,095

Computer Services-0.8%
Fiserv, Inc.(a)*                                977,000       42,675,360

Semi-Conductor Components-0.5%
Texas Instruments, Inc.                         945,200       26,985,460

Software-5.6%
Microsoft Corp.                               8,260,800      212,302,560
Oracle Corp.(a)                               6,717,700       85,180,436
                                                          ---------------
                                                             297,482,996
                                                          ---------------
                                                             406,998,911

Consumer Staples-6.4%
Cosmetics-0.8%
Avon Products, Inc.*                          1,656,500       44,708,935

Household Products-2.1%
Colgate-Palmolive Co.                           775,000       41,044,000
Procter & Gamble Co.                          1,250,000       69,987,500
                                                          ---------------
                                                             111,031,500

Tobacco-2.6%
Altria Group, Inc.                            1,250,000       93,812,500
Loews Corp.-Carolina Group                    1,053,100       43,335,065
Reynolds American, Inc.                          33,100        2,813,500
                                                          ---------------
                                                             139,961,065

Miscellaneous-0.9%
Fortune Brands, Inc.                            593,100       45,057,807
                                                          ---------------
                                                             340,759,307

Utilities-4.7%
Electric & Gas Utility-1.2%
FirstEnergy Corp.                               938,700       44,588,250
Sempra Energy                                   518,500       22,969,550
                                                          ---------------
                                                              67,557,800


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 11


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Telephone Utility-3.5%
BellSouth Corp.                               1,777,000   $   46,237,540
SBC Communications, Inc.*                     3,053,700       72,830,745
Sprint Corp. (FON Group)                      1,400,000       32,634,000
Verizon Communications, Inc.                  1,100,000       34,661,000
                                                          ---------------
                                                             186,363,285
                                                          ---------------
                                                             253,921,085

Basic Industry-3.4%
Chemicals-3.4%
Air Products & Chemicals, Inc.                3,192,400      182,732,976

Transportation-3.3%
Air Freight-1.8%
United Parcel Service, Inc. Cl.B              1,325,200       96,660,088

Railroad-1.5%
Union Pacific Corp.                           1,157,100       80,048,178
                                                          ---------------
                                                             176,708,266

Consumer Manufacturing-0.8%
Building & Related-0.8%
American Standard Cos., Inc.                  1,057,300       40,219,692
Pulte Homes, Inc.                               121,700        4,599,043
                                                          ---------------
                                                              44,818,735

Total Common Stocks
   (cost $4,865,482,743)                                   5,328,151,487

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED-2.7%
Short-Term Investment
UBS Private Money Market Fund, LLC, 3.87%
   (cost $142,787,934)                      142,787,934      142,787,934

Total Investments-102.4%
   (cost $5,008,270,677)                                   5,470,939,421
Other assets less liabilities-(2.4%)                        (126,375,516)

Net Assets-100%                                           $5,344,563,905


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

     Glossary:
     ADR-American Depositary Receipt

     See notes to financial statements.


12 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
October 31, 2005

Assets
Investments in securities, at value (cost $5,008,270,677--
  including investments of cash collateral for securities
  loaned of $142,787,934)                                    $5,470,939,421(a)
Receivable for investment securities sold                        82,822,841
Receivable for capital stock sold                                11,388,598
Dividends and interest receivable                                 5,970,591
Total assets                                                  5,571,121,451

Liabilities
Due to custodian                                                    793,946
Payable for collateral on securities loaned                     142,787,934
Payable for investment securities purchased                      52,164,065
Payable for capital stock redeemed                               23,537,691
Advisory fee payable                                              2,236,002
Transfer Agent fee payable                                        1,438,454
Distribution fee payable                                            594,113
Administrative fee payable                                            7,164
Accrued expenses and other liabilities                            2,998,177
Total liabilities                                               226,557,546
Net Assets                                                   $5,344,563,905

Composition of Net Assets
Capital stock, at par                                        $   14,448,600
Additional paid-in capital                                    5,340,513,279
Undistributed net investment income                              31,652,135
Accumulated net realized loss on investment transactions       (504,718,853)
Net unrealized appreciation of investments                      462,668,744
                                                             $5,344,563,905


Calculation of Maximum Offering Price Per Share

                                          Net Asset Value and:
                                          ---------------------     Maximum
                              Shares      Offering   Redemption     Offering
Class       Net Assets      Outstanding    Price       Price         Price*
-------------------------------------------------------------------------------
A         $2,553,631,691    684,291,790        --      $ 3.73        $ 3.90
B         $1,728,375,549    472,955,441    $ 3.65          --            --
C         $  675,088,904    184,242,194    $ 3.66          --            --
Advisor   $  385,822,646    102,928,788    $ 3.75      $ 3.75            --
R         $    1,625,310        436,473    $ 3.72      $ 3.72            --
K         $        9,931          2,657    $ 3.74      $ 3.74            --
I         $        9,874          2,638    $ 3.74      $ 3.74            --


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $138,398,464 (see Note E).

     See notes to financial statements.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 13


STATEMENT OF OPERATIONS
Year Ended October 31, 2005

Investment Income
Dividends (net of foreign taxes
  withheld of $257,922)                   $  147,268,882
Interest                                       2,493,323    $  149,762,205

Expenses
Advisory fee                                  31,470,434
Distribution fee--Class A                      7,866,355
Distribution fee--Class B                     20,530,976
Distribution fee--Class C                      7,796,558
Distribution fee--Class R                          1,297
Distribution fee--Class K                             17
Transfer agency                               15,323,322
Printing                                       3,799,190
Custodian                                        581,036
Registration                                     172,503
Legal                                            124,237
Administrative                                    87,000
Audit                                             62,779
Directors' fees                                   20,463
Miscellaneous                                    285,859
Total expenses                                88,122,026
Less: expense offset arrangement
  (see Note B)                                   (33,683)
Net expenses                                                    88,088,343
Net investment income                                           61,673,862

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                    1,064,405,620(a)
  Futures contracts                                             (2,309,056)
Net change in unrealized
  appreciation/depreciation
  of investments                                              (590,725,074)
Net gain on investment transactions                            471,371,490

Net Increase in Net Assets
  from Operations                                           $  533,045,352



(a) On August 5, 2005, the Fund had a redemption-in-kind with total proceeds in the amount of $273,497,162. The net realized gain of the transactions of $69,632,590 will not be realized for tax purposes.

     See notes to financial statements.


14 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS

                                             Year Ended        Year Ended
                                             October 31,       October 31,
                                                2005              2004
                                           ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                      $    61,673,862   $    40,751,613
Net realized gain on investment
  transactions                               1,062,096,564       474,985,201
Net change in unrealized
  appreciation/depreciation
  of investments                              (590,725,074)      286,505,925
Net increase in net assets
  from operations                              533,045,352       802,242,739

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                      (15,823,255)      (25,567,703)
  Class B                                       (4,834,738)       (2,385,391)
  Class C                                       (1,811,072)       (1,085,891)
  Advisor Class                                 (7,272,607)      (11,712,535)
  Class R                                             (631)             (281)
  Class K                                              (29)               -0-
  Class I                                              (34)               -0-
Net realized gain in investment
  transactions
  Class A                                               -0-       (9,664,127)
  Class B                                               -0-       (9,250,589)
  Class C                                               -0-       (3,270,362)
  Advisor Class                                         -0-       (2,736,838)
  Class R                                               -0-             (190)

Capital Stock Transactions
Net decrease                                (2,174,499,337)   (1,248,336,658)
Total decrease                              (1,671,196,351)     (511,767,826)

Net Assets
Beginning of period                          7,015,760,256     7,527,528,082
End of period, (including undistributed
  net investment income of $31,652,135
  and $0, respectively)                    $ 5,344,563,905   $ 7,015,760,256


See notes to financial statements.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 15


NOTES TO FINANCIAL STATEMENTS
October 31, 2005


NOTE A

Significant Accounting Policies

AllianceBernstein Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or


16 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 17


3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .625% of the first $5 billion, .60% of the excess over $5 billion up to $7.5 billion, .575% of the excess over $7.5 billion up to $10 billion and .55% of the excess over $10 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $87,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2005.


18 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $6,975,279 for the year ended October 31, 2005.

For the year ended October 31, 2005, the Fund's expenses were reduced by $33,683 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $58,569 from the sale of Class A shares and received $62,186, $1,811,894 and $64,115 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2005.

Brokerage commissions paid on investment transactions for the year ended October 31, 2005 amounted to $10,118,070, of which $1,483,018 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. During the fiscal year, with respect to Class A shares, payments to the Distributor were limited to .28% of the average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $45,837,542, $9,500,427, $3,568 and $-0- for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 19


NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2005, were as follows:

                                              Purchases           Sales
                                           ----------------  ----------------
Investment securities (excluding
  U.S. government securities)               $4,062,373,947    $5,734,257,900
U.S. government securities                              -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                          $5,018,452,677
Gross unrealized appreciation                                 $  700,959,580
Gross unrealized depreciation                                    248,472,836
Net unrealized appreciation                                   $  452,486,744

1. Option Transactions

For hedging purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option


20 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC, (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restriction of the Fund. The Lending Agent will indemnify the Fund for any losses resulting from a borrower's failure to return a loaned security when due. As of October 31, 2005, the Fund had loaned securities with a value of $138,398,464 and received cash colateral which was invested in a money market fund at $142,787,934 as included in the accompanying portfolio of investments. For the year ended October 31, 2005, the Fund earned fee income of $68,038 which is included in interest income in the accompanying statement of operations.


NOTE F

Capital Stock

There are 21,000,000,000 shares of $0.01 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended     Year Ended    Year Ended      Year Ended
                     October 31,    October 31,   October 31,     October 31,
                        2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold           89,289,179   153,412,094   $ 330,847,312   $ 521,837,415
Shares issued in
  reinvestment of
  dividends and
  distributions        3,585,942     8,605,483      13,234,952      29,373,820
Shares converted
  from Class B        24,186,427    18,517,837      90,038,345      67,646,244
Shares redeemed     (263,667,347) (301,609,429)   (980,602,824) (1,021,529,807)
Net decrease        (146,605,799) (121,074,015)  $(546,482,215)  $(402,672,328)


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 21


                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended     Year Ended    Year Ended      Year Ended
                     October 31,    October 31,   October 31,     October 31,
                        2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class B
Shares sold           19,711,198    44,172,973   $  71,722,619   $ 148,272,127
Shares issued in
  reinvestment of
  dividends and
  distributions        1,068,417     2,689,566       3,879,250       9,036,857
Shares converted
  to Class A         (24,642,982)  (19,599,471)    (90,038,345)    (67,646,244)
Shares redeemed     (171,041,829) (202,334,322)   (623,343,184)   (674,882,211)
Net decrease        (174,905,196) (175,071,254)  $(637,779,660)  $(585,219,471)

Class C
Shares sold            9,559,272    20,355,795   $  34,892,110   $  68,449,212
Shares issued in
  reinvestment of
  dividends and
  distributions          349,626       890,961       1,272,950       3,000,193
Shares redeemed      (69,109,584)  (91,108,413)   (252,384,120)   (304,621,318)
Net decrease         (59,200,686)  (69,861,657)  $(216,219,060)  $(233,171,913)

Advisor Class
Shares sold           62,142,357    67,113,091   $ 231,129,450   $ 230,153,294
Shares issued in
  reinvestment of
  dividends and
  distributions        1,586,290     3,266,293       5,868,702      11,190,030
Shares redeemed     (266,691,483)  (78,912,981) (1,012,515,141)   (268,762,799)
Net decrease        (202,962,836)   (8,533,597)  $(775,516,989)  $ (27,419,475)

                               Shares                         Amount
                    ---------------------------  ------------------------------
                                    November 3,                   November 3,
                     Year Ended     2003(a) to    Year Ended      2003(a) to
                     October 31,    October 31,   October 31,     October 31,
                        2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Shares sold              404,334        45,234      $1,514,879        $156,824
Shares issued in
  reinvestment of
  dividends and
  distributions              171           122             631             420
Shares redeemed          (10,209)       (3,179)        (36,995)        (10,715)
Net increase             394,296        42,177      $1,478,515        $146,529


(a)  Commencement of distributions.


22 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                         March 1,                      March 1,
                            2005(a) to                    2005(a) to
                      October 31,                   October 31,
                            2005                          2005
                     ------------                --------------
Class K
Shares sold                2,657                       $10,072
Net increase               2,657                       $10,072

Class I
Shares sold                2,638                       $10,000
Net increase               2,638                       $10,000


(a)  Commencement of distributions.


NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnifications provisions and expects the risk of loss thereunder to be remote.


NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2005.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 23


NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:

                                                    2005              2004
                                                 -----------       -----------
Distributions paid from:
  Ordinary income                                $29,742,366       $65,673,907
Total taxable distributions                      $29,742,366       $65,673,907

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $  31,589,348
Accumulated capital and other losses                            (494,474,066)(a)
Unrealized appreciation/(depreciation)                           452,486,744(b)
Total accumulated earnings/(deficit)                           $ (10,397,974)

(a) On October 31, 2005, the Fund had a net capital loss carryforward of $494,474,066, which will expire in the year 2011. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. To the extent future capital gains are offset by capital loss carryforwards such gains will not be distributed. Any such gains distributed may be taxable to shareholders. During the fiscal year, the Fund utilized capital loss carryforwards of $998,579,052.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to the tax treatment of redemption in kind, tax treatment resulted in a net decrease in undistributed net investment income, a net increase in accumulated net realized loss on investment transactions and a increase in additional paid-in capital. This reclassification had no effect on net assets.


NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the


24 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 25


AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.


26 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of



ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 27


excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


28 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class A
                                            ---------------------------------------------------------------
                                                                Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 3.48       $ 3.15       $ 2.60       $ 3.42       $ 4.07

Income From Investment Operations
Net investment income(a)                         .04          .03(b)       .03          .03          .02
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .23          .34          .56         (.71)        (.39)
Net increase (decrease) in net
  asset value from operations                    .27          .37          .59         (.68)        (.37)

Less: Dividends and Distributions
Dividends from net
  investment income                             (.02)        (.03)        (.02)        (.02)        (.04)
Tax return of capital                             -0-          -0-        (.02)        (.02)          -0-
Distributions from net realized
  gain on investment
  transactions                                    -0-        (.01)          -0-        (.10)        (.24)
Total dividends and
  distributions                                 (.02)        (.04)        (.04)        (.14)        (.28)
Net asset value, end of period                $ 3.73       $ 3.48       $ 3.15       $ 2.60       $ 3.42

Total Return
Total investment return based
  on net asset value(c)                         7.77%       11.77%       22.89%      (20.89)%      (9.49)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $2,553,632   $2,893,373   $3,003,001   $2,553,700   $2,914,367
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.06%        1.02%        1.22%        1.14%        1.09%
  Expenses, before waivers/
    reimbursements                              1.06%        1.13%        1.22%        1.14%        1.09%
  Net investment income                         1.19%         .85%(b)      .94%         .83%         .64%
Portfolio turnover rate                           63%          48%          43%          75%          67%


See footnote summary on page 35.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class B
                                            ---------------------------------------------------------------
                                                                Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 3.42       $ 3.11       $ 2.56       $ 3.37       $ 4.02

Income From Investment Operations
Net investment income (loss)(a)                  .02           -0-(b)(d)   .01           -0-(d)       -0-(d)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .22          .33          .56         (.69)        (.39)
Net increase (decrease) in net
  asset value from operations                    .24          .33          .57         (.69)        (.39)

Less: Dividends and Distributions
Dividends from net
  investment income                             (.01)        (.01)        (.01)        (.01)        (.02)
Tax return of capital                             -0-          -0-        (.01)        (.01)          -0-
Distributions from net realized
  gain on investment
  transactions                                    -0-        (.01)          -0-        (.10)        (.24)
Total dividends and distributions               (.01)        (.02)        (.02)        (.12)        (.26)
Net asset value, end of period                $ 3.65       $ 3.42       $ 3.11       $ 2.56       $ 3.37

Total Return
Total investment return based
  on net asset value(c)                         6.96%       10.49%       22.19%      (21.52)%     (10.22)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $1,728,375   $2,218,606   $2,555,235   $2,484,499   $3,360,119
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.80%        1.77%        1.97%        1.88%        1.84%
  Expenses, before waivers/
    reimbursements                              1.80%        1.88%        1.97%        1.88%        1.84%
  Net investment income
    (loss)                                       .47%         .10%(b)      .19%         .07%        (.11)%
Portfolio turnover rate                           63%          48%          43%          75%          67%


See footnote summary on page 35.


30 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class C
                                            ---------------------------------------------------------------
                                                                Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 3.43       $ 3.11       $ 2.57       $ 3.37       $ 4.02

Income From Investment Operations
Net investment income (loss)(a)                  .02           -0-(b)(d)   .01           -0-(d)       -0-(d)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .22          .34          .55         (.68)        (.39)
Net increase (decrease) in net
  asset value from operations                    .24          .34          .56         (.68)        (.39)

Less: Dividends and Distributions
Dividends from net
  investment income                             (.01)        (.01)        (.01)        (.01)        (.02)
Tax return of capital                             -0-          -0-        (.01)        (.01)          -0-
Distributions from net realized
  gain on investment
  transactions                                    -0-        (.01)          -0-        (.10)        (.24)
Total dividends and distributions               (.01)        (.02)        (.02)        (.12)        (.26)
Net asset value, end of period                $ 3.66       $ 3.43       $ 3.11       $ 2.57       $ 3.37

Total Return
Total investment return based
  on net asset value(c)                         6.94%       10.82%       21.71%      (21.21)%     (10.23)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $675,089     $835,755     $975,038     $960,176   $1,233,033
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.79%        1.75%        1.95%        1.86%        1.83%
  Expenses, before waivers/
    reimbursements                              1.79%        1.86%        1.95%        1.86%        1.83%
  Net investment income
    (loss)                                       .48%         .12%(b)      .21%         .09%        (.10)%
Portfolio turnover rate                           63%          48%          43%          75%          67%


See footnote summary on page 35.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Advisor Class
                                            ---------------------------------------------------------------
                                                                Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 3.49       $ 3.16       $ 2.61       $ 3.43       $ 4.08

Income From Investment Operations
Net investment income(a)                         .06          .04(b)       .04          .04          .03
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .22          .34          .56         (.71)        (.39)
Net increase (decrease) in net
  asset value from operations                    .28          .38          .60         (.67)        (.36)

Less: Dividends and Distributions
Dividends from net
  investment income                             (.02)        (.04)        (.03)        (.02)        (.05)
Tax return of capital                             -0-          -0-        (.02)        (.03)          -0-
Distributions from net realized
  gain on investment
  transactions                                    -0-        (.01)          -0-        (.10)        (.24)
Total dividends and distributions               (.02)        (.05)        (.05)        (.15)        (.29)
Net asset value, end of period                $ 3.75       $ 3.49       $ 3.16       $ 2.61       $ 3.43

Total Return
Total investment return based
  on net asset value(c)                         8.15%       12.00%       23.15%      (20.62)%      (9.27)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $385,823   $1,067,879     $994,254     $681,620     $700,348
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .75%         .73%         .94%         .86%         .84%
  Expenses, before waivers/
    reimbursements                               .75%         .84%         .94%         .86%         .84%
  Net investment income                         1.53%        1.13%(b)     1.22%        1.10%         .87%
Portfolio turnover rate                           63%          48%          43%          75%          67%


See footnote summary on page 35.


32 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                   Class R
                                            ------------------------
                                                         November 3,
                                            Year Ended   2003(e) to
                                            October 31,  October 31,
                                               2005         2004
                                            -----------  -----------
Net asset value, beginning of period          $ 3.48       $ 3.17

Income From Investment Operations
Net investment income(a)                         .01          .02(b)
Net realized and unrealized gain on
  investment transactions                        .25          .32
Net increase in net asset value from
  operations                                     .26          .34

Less: Dividends and Distributions
Dividends from net investment income            (.02)        (.02)
Distributions from net realized gain
  on investment transactions                      -0-        (.01)
Total dividends and distributions               (.02)        (.03)
Net asset value, end of period                $ 3.72       $ 3.48

Total Return
Total investment return based on net
  asset value(c)                                7.36%       10.81%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $1,625         $147
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.42%        1.16%(f)
  Expenses, before waivers/reimbursements       1.42%        1.27%(f)
  Net investment income                          .56%         .67%(f)
Portfolio turnover rate                           63%          48%


See footnote summary on page 35.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                             Class K
                                            -----------
                                             March 1,
                                            2005(e) to
                                            October 31,
                                               2005
                                            -----------
Net asset value, beginning of period          $ 3.79

Income From Investment Operations
Net investment income(a)                         .03
Net realized and unrealized loss on
  investment transactions                       (.07)
Net decrease in net asset value from
  operations                                    (.04)

Less: Dividends
Dividends from net investment income            (.01)
Net asset value, end of period                $ 3.74

Total Return
Total investment return based on net
  asset value(c)                               (1.02)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $10
Ratio to average net assets of:
  Expenses(f)                                   1.03%
  Net investment income(f)                       .79%
Portfolio turnover rate                           63%


See footnote summary on page 35.


34 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                             Class I
                                            -----------
                                             March 1,
                                            2005(e) to
                                            October 31,
                                               2005
                                            -----------
Net asset value, beginning of period          $ 3.79

Income From Investment Operations
Net investment income(a)                         .04
Net realized and unrealized loss on
  investment transactions                       (.08)
Net decrease in net asset value from
  operations                                    (.04)

Less: Dividends
Dividends from net investment income            (.01)
Net asset value, end of period                $ 3.74

Total Return
Total investment return based on net
  asset value(c)                                (.97)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $10
Ratio to average net assets of:
  Expenses(f)                                    .74%
  Net investment income(f)                      1.08%
Portfolio turnover rate                           63%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser and the Transfer Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Amouunt is less than $.005.

(e)  Commencement of distributions.

(f)  Annualized.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 35


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Growth and Income Fund, Inc., (the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 21, 2005


TAX INFORMATION (unaudited)

For the fiscal year ended October 31, 2005 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $147,268,882 as qualified dividend income, which is taxed at a maximum rate of 15%. For corporate shareholders, 100.0% of the total ordinary income distribution paid during the current fiscal year ended October 31, 2005, qualifies for the corporate dividend received deduction. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.


36 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Senior Vice President
Paul C. Rissman, Senior Vice President
Craig Ayers, Vice President
Thomas J. Bardong, Vice President
Aryeh Glatter, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research andManagement, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


(1) Member of the Audit Committee, Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the Relative Value Investment Team. Mr. Caruso is the investment professional with the most significant responsibility for the day-to-day management of the Fund.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 37


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                  PORTFOLIOS
                                                                                    IN FUND              OTHER
   NAME, ADDRESS,                             PRINCIPAL                             COMPLEX          DIRECTORSHIPS
   DATE OF BIRTH                            OCCUPATION(S)                         OVERSEEN BY           HELD BY
(FIRST YEAR ELECTED*)                    DURING PAST 5 YEARS                        DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr. #              Investment Adviser and an inde-                    108             None
2 Sound View Drive                   pendent consultant. He was
Suite 100                            formerly Senior Manager of Barrett
Greenwich, CT 06830                  Associates, Inc., a registered in-
Chairman of the Board                vestment adviser, with which he
9/7/32                               had been associated since prior
(1998)                               to 2000. He was formerly Deputy
                                     Comptroller and Chief Investment
                                     Officer of the State of New York
                                     and, prior thereto, Chief Investment
                                     Officer of the New York Bank for
                                     Savings.

Ruth Block #,**                      Formerly Executive Vice President                  106             None
500 SE Mizner Blvd.                  and Chief Insurance Officer of The
Boca Raton, FL 33432                 Equitable Life Assurance Society
11/7/30                              of the United States; Chairman and
(1987)                               Chief Executive Officer of Evlico
                                     (insurance); Director of Avon, BP
                                     (oil and gas), Ecolab Incorporated
                                     (specialty chemicals), Tandem
                                     Financial Group and Donaldson,
                                     Lufkin & Jenrette Securities
                                     Corporation; Governor at Large,
                                     National Association of Securities
                                     Dealers, Inc.

David H. Dievler #                   Independent consultant. Until                      107             None
P.O. Box 167                         December 1994, he was Senior
Spring Lake, NJ 07762                Vice President of Alliance Capital
10/23/29                             Management Corporation ("ACMC")
(1987)                               responsible for mutual fund
                                     administration. Prior to joining
                                     ACMC in 1984, he was Chief
                                     Financial Officer of Eberstadt
                                     Asset Management since 1968.
                                     Prior to that, he was a Senior
                                     Manager at Price Waterhouse &
                                     Co. Member of American Institute
                                     of Certified Public Accountants
                                     since 1953.


38 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


                                                                                  PORTFOLIOS
                                                                                    IN FUND              OTHER
   NAME, ADDRESS,                             PRINCIPAL                             COMPLEX          DIRECTORSHIPS
   DATE OF BIRTH                            OCCUPATION(S)                         OVERSEEN BY           HELD BY
(FIRST YEAR ELECTED*)                    DURING PAST 5 YEARS                        DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin #                     Consultant. Formerly President                     106             None
P.O. Box 12                          of Save Venice, Inc. (preservation
Annandale, NY 12504                  organization) from 2001-2002,
2/19/42                              Senior Advisor from June 1999
(1998)                               -June 2000 and President of
                                     Historic Hudson Valley (historic
                                     preservation) from December 1989-
                                     May 1999. Previously, Director of
                                     the National Academy of Design
                                     and during 1988-1992, he was
                                     Director and Chairman of the Audit
                                     Committee of ACMC.

Michael J. Downey #                  Consultant since January 2004.                     106             Asia Pacific
c/o Alliance Capital                 Formerly managing partner of                                       Fund, Inc.;
Management L.P.                      Lexington Capital, LLC (investment                                 and The
1345 Avenue of the                   advisory firm) from December 1997                                  Merger Fund
Americas                             until December 2003. Prior thereto,
Attention: Phil L. Kirstein          Chairman and CEO of Prudential
New York, NY 10105                   Mutual Fund Management from
1/26/44                              1987 to 1993.
(2005)

D. James Guzy #                      Chairman of the Board of PLX                       106             Intel Corporation
P.O. Box 128                         Technology (semi-conductors)                                       (semi-conductors),
Glenbrook, NV 89413                  and of SRC Computers, Inc.,                                        Cirrus Logic
3/7/36                               with which he has been associated                                  Corporation
(2005)                               since prior to 2000. He is also                                    (semi-conductors),
                                     President of the Arbor Company                                     Novellus
                                     (private family investments).                                      Corporation
                                                                                                        (semi-conductor
                                                                                                        equipment),
                                                                                                        Micro Component
                                                                                                        Technology
                                                                                                        (semi-conductor
                                                                                                        equipment), the
                                                                                                        Davis Selected
                                                                                                        Advisers Group
                                                                                                        of Mutual Funds
                                                                                                        and LogicVision


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 39


                                                                                  PORTFOLIOS
                                                                                    IN FUND              OTHER
   NAME, ADDRESS,                             PRINCIPAL                             COMPLEX          DIRECTORSHIPS
   DATE OF BIRTH                            OCCUPATION(S)                         OVERSEEN BY           HELD BY
(FIRST YEAR ELECTED*)                    DURING PAST 5 YEARS                        DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
Marshall C. Turner, Jr. #            Principal of Turner Venture                        106             Toppan
220 Montgomery Street                Associates (venture capital and                                    Photomasks, Inc.,
Penthouse 10                         consulting) since prior to 2000.                                   the George
San Francisco,                       Chairman and CEO, DuPont                                           Lucas
CA 94104                             Photomasks, Inc., Austin, Texas,                                   Educational
10/10/41                             2003-2005, and President and                                       Foundation,
(2005)                               CEO since company acquired,                                        Chairman of the
                                     and name changed to Toppan                                         Board of the
                                     Photomasks, Inc. in 2005 (semi-                                    Smithsonian's
                                     conductor manufacturing services).                                 National
                                                                                                        Museum of
                                                                                                        Natural History

INTERESTED DIRECTOR
Marc O. Mayer ++                     Executive Vice President of ACMC                   106             SCB Partners,
1345 Avenue of the                   since 2001and Chairman of the                                      Inc., and
Americas                             Board of AllianceBernstein                                         SCB, Inc.
New York, NY 10105                   Investment Research and
10/2/57                              Management, Inc. ("ABIRM"); prior
(2003)                               thereto, Chief Executive Officer of
                                     Sanford C.Bernstein & Co., LLC
                                     (institutional research and brokerage
                                     arm of Bernstein & Co., LLC
                                     ("SCB & Co.")) and its predecessor
                                     since prior to 2000.


*   There is no stated term of office for the Fund's Directors.

** Ms.Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

#   Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


40 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Officer Information

Certain information concerning the Fund's Officers is listed below.


                                      NAME, ADDRESS*                  POSITION(S) PRINCIPAL OCCUPATION
                                      DATE OF BIRTH                   HELD WITH FUNDDURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------
Marc O. Mayer                         President and Chief             See biography above.
10/2/57                               Executive Officer
Philip L. Kirstein                    Senior Vice President           Senior Vice President and Independent
5/29/45                               and Independent                 Compliance Officer of the Alliance-
                                      Compliance Officer              Bernstein Funds, with which he had
                                                                      been associated since October 2004.
                                                                      Prior thereto, he was Of Counsel to
                                                                      Kirkpatrick & Lockhart, LLP from
                                                                      October 2003 to October 2004,
                                                                      and General Counsel of Merrill Lynch
                                                                      Investment Managers L.P. since prior to
                                                                      2000 until March 2003.

Frank V. Caruso                       Senior Vice President           Senior Vice President of ACMC**, with
10/28/56                                                              which he has been associated since
                                                                      prior to 2000.

Paul C. Rissman                       Senior Vice President           Executive Vice President of ACMC**,
11/10/56                                                              with which he has been associated
                                                                      since prior to 2000.

Craig Ayers                           Vice President                  Senior Vice President of ACMC**, with
                                                                      5/12/70which he has been associated since
                                                                      prior to 2000.

Thomas J. Bardong                     Vice President                  Senior Vice President of ACMC**, with
4/28/45                                                               which he has been associated since
                                                                      prior to 2000.

Aryeh Glatter                         Vice President                  Senior Vice President of ACMC**, with
3/3/67                                                                which he has been associated since
                                                                      prior to 2000.

Emilie D. Wrapp                       Secretary                       Senior Vice President, Assistant
11/13/55                                                              General Counsel and Assistant
                                                                      Secretary of ABIRM**, with which she
                                                                      has been associated since prior to
                                                                      2000.

Mark D. Gersten                       Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                               Financial Officer               Investor Services, Inc. ("AGIS")** and
                                                                      Vice President of ABIRM**, with which
                                                                      he has been associated since prior to
                                                                      2000.

Vincent S. Noto                       Controller                      Vice President of AGIS**, with which
12/14/64                                                              he has been associated since prior to
                                                                      2000.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 41


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 15, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;


42 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

     9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

     11. information about fees charged by the Adviser to other clients with similar investment objectives;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 43

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the stated fee rates in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the


44 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 45

noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser showing performance for Class A shares of the Fund as compared to other funds in the Lipper Large-Cap Value Funds Average for periods ending March 31, 2005 over the year to date, 1-, 3-, 5- and 10-year periods and for each of the last ten calendar years and as compared to the Russell 1000 Value Index. The directors also reviewed information from a report prepared by Lipper showing performance for Class A shares of the Fund as compared to a group of 10 to 9 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 92 to 38 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended March 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that the Lipper category data showed the Fund's performance for the periods ending March 31, 2005 was somewhat below the Lipper median in the YTD, significantly below the Lipper medians in the 1- and 3-year periods, somewhat above the Lipper


46 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


median in the 5-year period and significantly above the Lipper median in the 10-year period, and the Fund's calendar year performance was at the Lipper median in 2004, significantly below the Lipper medians in 2002 and 1994 and significantly above the Lipper medians in all other calendar year periods reviewed. The directors further noted that in the Performance Group comparison, the Fund was in the fourth or fifth quintile for all periods reviewed except the 10-year period when the Fund was in the first quintile and, in the Performance Universe comparison, the Fund was also in the fourth or fifth quintile except for the 5-and 10-year periods when the Fund was in the third and first quintiles, respectively. Based on their review, the directors concluded that the Fund's relative investment performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The Adviser manages accounts for institutional clients with a comparable investment style to the Fund. The directors noted that the institutional fee schedule for these accounts had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and discussed with the Adviser the level of such negotiated fees for strategies similar to those of the Fund. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Fund at lower fee rates than those paid by the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 47


expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 47.3 basis points was significantly lower than the median for the Expense Group, and that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 0.1 basis points. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment objective and strategies as the Fund for the same fee rate as the Fund. The directors further noted that the Fund's expense ratio, which benefits from the Fund's relatively large size, was slightly below the median for the Expense Group and materially below that median for the Expense Universe. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific


48 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale by the Adviser.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 49


ALLIANCEBERNSTEIN FAMILY OF FUNDS

----------------------------------
Wealth Strategies Funds
----------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

----------------------------------
Blended Style Funds
----------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

----------------------------------
Growth Funds
----------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

----------------------------------
Value Funds
----------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

----------------------------------
Taxable Bond Funds
----------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

----------------------------------
Municipal Bond Funds
----------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

----------------------------------
Intermediate Municipal Bond Funds
----------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

----------------------------------
Closed-End Funds
----------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


50 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and AllianceBernstein Growth & Income Fund, Inc. (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from providing such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services, including the performance of the Fund.

* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 51


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                                   Advisory Fee Based on % of
                                                    Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Growth and Income Fund, Inc.     First $2.5 billion      .55%
                                                   Next $2.5 billion       .45%
                                                   Excess over $5 billion  .40%

The table below shows pro-forma expense ratio information for the Fund for its most recent fiscal year.

                                               Pro-Forma             Fiscal
                                               Expense Ratio*       Year End
-------------------------------------------------------------------------------
AllianceBernstein                              Advisor-.69%         October 31,
  Growth and Income Fund, Inc.                 Class A-.97%            2004
                                               Class B-1.72%
                                               Class C-1.70%
                                               Class R-1.26%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Funds as indicated below:

                                                Latest Fiscal    As % of Average
                                                 Year Amount    Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Growth and Income Fund, Inc.   $98,000.00          .001

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services

* This pro-forma expense ratio information shows what would have been the Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


52 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund.

                                Total Net Assets          Alliance
                                   03/31/05             Institutional
                                    ($MIL)              Fee Schedule
-------------------------------------------------------------------------------
Growth and Income                   6,821          Relative Value Schedule
                                                   65 bp on 1st $25 m
                                                   50 bp on next $25 m
                                                   40 bp on next $50 m
                                                   30 bp on next $100 m
                                                   25 bp on the balance
                                                   Minimum account size $10 m

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have similar investment styles as the Fund. Set forth below are the names and fee schedules of the funds sub-advised by the Adviser that have the same investment style as the Fund:

                           Sub-advised Fund      Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Growth   AST Alliance Growth   0.30% on first $1 billion
  and Income Fund, Inc.    & Income Portfolio    0.25% on next $500 million
                                                 0.20% thereafter

                           Prudential Skandia    0.30% on first $1 billion
                           Equity Income Fund    0.25% on next $500 billion
                                                 0.20% thereafter

                           EQ/Alliance           0.30% flat
                           Growth & Income

                           AXA Premier VIP       0.60% on the first $1 billion
                           Large Cap Value       0.55% on next $500 million
                           Equity                0.50% on next $500 million
                                                 0.45% on next $500 million
                                                 0.40% thereafter

                           AXA/Enterprise        0.30% flat
                           Multi-manager
                           Large Cap Value


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 53


The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fee for an offshore mutual fund with a similar investment style as the Fund:

Asset Class                                                            Fee
-------------------------------------------------------------------------------
Equity Value                                                          .80%

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*

                                                           Lipper
                                             Fee        Group Median      Rank
-------------------------------------------------------------------------------
AllianceBernstein Growth and
  Income Fund, Inc.                          0.473         0.592          3/10

Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                        Lipper    Lipper    Lipper    Lipper
                             Expense   Universe  Universe   Group     Group
                              Ratio     Median    Rank       Rank     Median
-------------------------------------------------------------------------------
AllianceBernstein Growth
  and Income Fund, Inc.       1.024     1.215     18/73     5/10      1.048

Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. The Fund has a more favorable expense ratio ranking among funds in the Lipper universe compared to funds in the Lipper group.

* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

** Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same adviser to be represented by more than just one fund.


54 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability for the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 55


After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year:

                                                               Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Growth and Income Fund, Inc.                     $38,793

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                  12b-1 Fee
                                                  Received*      CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Growth and Income Fund, Inc.    $42,271,588      $356,395

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

                                                                     AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Growth and Income Fund, Inc.                      $8,977,000

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other third party clients.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved

* 12b-1 amounts are gross amounts paid to ABIRM.


56 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund relative to its Lipper universe:

                                                  Performance Year
                                       Rank in Performance Universe for Periods
                                                Ended March 31, 2005
-------------------------------------------------------------------------------
                                         1         3         5         10
-------------------------------------------------------------------------------
AllianceBernstein Growth
  and Income Fund, Inc.                 73/92     71/81     27/63     4/38

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 57


ALLIANCEBERNSTEIN GROWTH & INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


GTHAR1005


ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for:
(i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                     Audit-Related
                                      Audit Fees         Fees        Tax Fees
-------------------------------------------------------------------------------
     2004                              $39,000          $3,135       $18,000
     2005                              $42,000          $2,680       $26,675

(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, ("Service Affiliates"):

                                                          Total Amount of
                                                         Foregoing Column
                                                        Pre-approved by the
                                   All Fees for          Audit Committee
                                Non-Audit Services    (Portion Comprised of
                                  Provided to the       Audit Related Fees)
                              Portfolio, the Adviser   (Portion Comprised of
                              and Service Affiliates         Tax Fees)
-------------------------------------------------------------------------------
       2004                        $781,203                [ $21,135 ]
                                                           ( $3,135  )
                                                           ( $18,000 )

       2005                        $1,059,675              [ $29,355 ]
                                                           ( $2,680  )
                                                           ( $26,675 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

   EXHIBIT NO.   DESCRIPTION OF EXHIBIT

   12 (a) (1)    Code of Ethics that is subject to the disclosure of Item 2 hereof

   12 (b) (1)    Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

   12 (b) (2)    Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

   12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Growth and Income Fund, Inc.

By:    /s/ Marc O. Mayer
       --------------------
       Marc O. Mayer
       President

Date:     December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
       --------------------
       Marc O. Mayer
       President

Date:    December 29, 2005

By:    /s/ Mark D. Gersten
       --------------------
       Mark D. Gersten
       Treasurer and Chief Financial Officer

Date:    December 29, 2005